Exhibit (h)(3)

November 22, 2010

State Street Bank and Trust Company

4 Copley Place, 5th Floor

Boston, MA 02116

Attn:  Fund Administration Department

Ladies and Gentlemen:

Reference is made to the Transfer Agency and Service Agreement between us dated as of January 1, 2008, including Appendix A as amended and restated most recently on December 3, 2010 (the “Agreement”).

Pursuant to the Agreement, this letter is to provide written notice of the creation of 4 additional classes, namely the MassMutual Premier Short-Duration Bond Fund Class Z, MassMutual Premier Core Bond Fund Class Z, MassMutual Premier Diversified Bond Fund Class Z and MassMutual Premier Focused International Fund Class Z (the “Additional Classes”).

In accordance with the appointment provision of Section 1 of the Agreement, we request that you confirm that you have acted since their respective formation, and will act, as Sub-Administrator with respect to the Additional Classes and that Appendix A to the Agreement be amended in its entirety and replaced with a new Appendix A annexed hereto.

Please indicate your acceptance of the foregoing by executing two copies of this letter, returning one to Massachusetts Mutual Life Insurance Company and retaining one copy for your records.

Very truly yours,

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Eric Wietsma
Name:	Eric Wietsma
Title:	Senior Vice President

Accepted:

MASSMUTUAL SELECT FUNDS

By:	/s/ Nicholas Palmerino
Name:	Nicholas Palmerino
Title:	CFA and Treasurer

Accepted:

MASSMUTUAL PREMIER FUNDS

By:	/s/ Nicholas Palmerino
Name:	Nicholas Palmerino
Title:	CFA and Treasurer

Accepted:

MML SERIES INVESTMENT FUND

By:	/s/ Nicholas Palmerino
Name:	Nicholas Palmerino
Title:	CFA and Treasurer

Accepted:

MML SERIES INVESTMENT FUND II

By:	/s/ Nicholas Palmerino
Name:	Nicholas Palmerino
Title:	CFA and Treasurer

Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Michael Rogers
Name:	Michael Rogers
Title:	Executive Vice President

Appendix A

As of December 3, 2010, this Appendix A forms a part of the Amended, Restated and Consolidated Transfer Agency and Service Agreement dated as of January 1, 2008 (the “Consolidated Agreement”) between State Street Bank and Trust Company, the MassMutual Premier Funds, MassMutual Select Funds and Massachusetts Mutual Life Insurance Company. As of December 3, 2010, this Appendix A supercedes any previous versions of said Appendix.

Series or Portfolios

Portfolios	Classes
MassMutual Premier Funds	A,Y,S,L,N
MassMutual Premier Balanced Fund
MassMutual Premier Capital Appreciation Fund
MassMutual Premier Core Bond Fund	Class Z also
MassMutual Premier Discovery Value Fund
MassMutual Premier Diversified Bond Fund	Class Z also
MassMutual Premier Enhanced Index Core Equity Fund
MassMutual Premier Enhanced Index Growth Fund
MassMutual Premier Enhanced Index Value Fund
MassMutual Premier Focused International Fund	Class Z also
MassMutual Premier Global Fund
MassMutual Premier High Yield Fund
MassMutual Premier Inflation-Protected and Income Fund
MassMutual Premier International Bond Fund
MassMutual Premier International Equity Fund
MassMutual Premier Main Street Fund
MassMutual Premier Main Street Small Cap Fund
MassMutual Premier Money Market Fund	no Class L
MassMutual Premier Short-Duration Bond Fund	Class Z also
MassMutual Premier Small Company Opportunities Fund
MassMutual Premier Strategic Emerging Markets Fund
MassMutual Premier Value Fund

MassMutual Select Funds	A,Y,S,L,N
MassMutual Select Aggressive Growth Fund
MassMutual Select Blue Chip Growth Fund
MassMutual Select Core Opportunities Fund
MassMutual Select Destination Retirement 2010 Fund
MassMutual Select Destination Retirement 2015 Fund
MassMutual Select Destination Retirement 2020 Fund
MassMutual Select Destination Retirement 2025 Fund
MassMutual Select Destination Retirement 2030 Fund
MassMutual Select Destination Retirement 2035 Fund
MassMutual Select Destination Retirement 2040 Fund
MassMutual Select Destination Retirement 2045 Fund
MassMutual Select Destination Retirement 2050 Fund
MassMutual Select Destination Retirement Income Fund
MassMutual Select Diversified International Fund
MassMutual Select Diversified Value Fund

MassMutual Select Focused Value Fund	Class Z also
MassMutual Select Fundamental Value Fund	Class Z also
MassMutual Select Global Allocation Fund
MassMutual Select Indexed Equity Fund	Class Z also
MassMutual Select Large Cap Growth Fund
MassMutual Select Large Cap Value Fund
MassMutual Select Mid Cap Growth Equity Fund
MassMutual Select Mid Cap Growth Equity II Fund	Class Z also
MassMutual Select Mid-Cap Value Fund
MassMutual Select NASDAQ-100® Fund
MassMutual Select Overseas Fund	Class Z also
MassMutual Select PIMCO Total Return Fund	Class Z also
MassMutual Select Small Cap Growth Equity Fund	Class Z also
MassMutual Select Small Cap Value Equity Fund
MassMutual Select Small Company Growth Fund
MassMutual Select Small Company Value Fund	Class Z also
MassMutual Select Strategic Balanced Fund
MassMutual Select Strategic Bond Fund
MassMutual Select Value Equity Fund

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Eric Wietsma
Name:	Eric Wietsma
Title:	Senior Vice President

MASSMUTUAL PREMIER FUNDS

By:	/s/ Nicholas Palmerino
Name:	Nicholas Palmerino
Title:	CFO and Treasurer

MASSMUTUAL SELECT FUNDS

By:	/s/ Nicholas Palmerino
Name:	Nicholas Palmerino
Title:	CFO and Treasurer

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Michael F. Rogers
Name:	Michael F. Rogers
Title:	Executive Vice President